UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):
MAY 29, 2007 (May 24, 2007)
QUANTA SERVICES, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-13831 (Commission File No.)	74-2851603 (IRS Employer Identification No.)
1360 Post Oak Boulevard, Suite 2100
Houston, Texas 77056
(Address of principal executive offices, including ZIP code)
(713) 629-7600
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     At the annual meeting of stockholders of Quanta Services, Inc. (Quanta) held on May 24, 2007, the stockholders approved the adoption of the Quanta Services, Inc. 2007 Stock Incentive Plan (the Plan), which was previously approved, subject to stockholder approval, by Quanta’s Board of Directors. The Plan provides for the award of incentive stock options, non-qualified stock options and restricted stock. Quanta’s employees, including executive officers, non-employee directors and certain consultants and advisors are eligible to receive awards under the Plan. A total of 4,000,000 shares of Quanta’s common stock are reserved and available for issuance pursuant to awards granted under the Plan. Concurrent with stockholder approval of the Plan, the Quanta Services, Inc. 2001 Stock Incentive Plan (as amended and restated March 13, 2003) was terminated (except outstanding awards will continue to be governed by such plan), and accordingly, no further awards will be made thereunder. As awards under the Plan to executive officers are made at the discretion of Quanta’s Compensation Committee, amounts payable to Quanta’s Chief Executive Officer, Chief Financial Officer and other named executive officers are not presently determinable.
     A summary of the Plan was included in Quanta’s definitive proxy statement filed with the Securities and Exchange Commission on April 20, 2007 (the Proxy Statement). This summary, which is incorporated herein by reference, appears in the section entitled “Summary Description of the 2007 Plan” which begins on page 37 of the Proxy Statement. The summary of the Plan in the Proxy Statement is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 99.1 to this report.
     In connection with stockholder approval of the Plan, Quanta’s Compensation Committee approved the form of restricted stock agreement to employees/consultants and the form of restricted stock agreement to non-employee directors, filed as Exhibit 99.2 and Exhibit 99.3 to this report, respectively, pursuant to which awards under the Plan will be made.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Exhibit

99.1	Quanta Services, Inc. 2007 Stock Incentive Plan

99.2	Quanta Services, Inc. 2007 Stock Incentive Plan Form of Employee/Consultant Restricted Stock Agreement

99.3	Quanta Services, Inc. 2007 Stock Incentive Plan Form of Non-Employee Director Restricted Stock Agreement

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 29, 2007

QUANTA SERVICES, INC.
By:	TANA L. POOL
	Name:	Tana L. Pool
	Title:	Vice President and General Counsel

Exhibit Index

Exhibit No.	Exhibit

99.1	Quanta Services, Inc. 2007 Stock Incentive Plan

99.2	Quanta Services, Inc. 2007 Stock Incentive Plan Form of Employee/Consultant Restricted Stock Agreement

99.3	Quanta Services, Inc. 2007 Stock Incentive Plan Form of Non-Employee Director Restricted Stock Agreement